AMENDMENT AGREEMENT NO. 1, dated as of October 29, 2004 (the "Amendment Agreement"), to Securities Purchase Agreement, dated as of May 19, 2004 (the "Original Securities Purchase Agreement") and the Transaction Agreements referred to therein, between SATELLITE ENTERPRISES CORP. (the "Company") and the Buyers named at the foot of this Amendment (or their respective predecessors in interest) (each, "Buyer" and any two or more of them, "Buyers").

      Reference is made to the Original Securities Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Securities Purchase Agreement or the relevant Transaction Agreement, as the context may require.

      Reference is made to the provisions of Annex V to the Original Securities Purchase Agreement. A dispute has arisen among the parties as to whether the Company fulfilled certain of the Company's Obligations by the Final Issue Date. The parties have determined to settle such dispute in accordance with the terms of this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. The Transaction Agreements are hereby amended as provided in the following provisions of this Amendment. Except to the extent specified below (or to the extent the subject of the amendments below are inconsistent with such amendments), all terms of the Transaction Agreements remain in full force and effect.

      2. The transactions reflected by the Transaction Agreements (the "Transactions") are hereby modified to reflect the following terms:

      (a) The number of Purchased Shares and the Purchase Price specified for each Buyer shall be reduced to 80% of the number or amount specified for such Buyer in the Original Securities Purchase Agreement (such reduced number of shares, the "Adjusted Purchased Shares" and such reduced amount, the "Adjusted Purchase Price"). As a result, the Total Purchase Price applicable to the Purchased Shares of all Buyers shall be US$2,000,000 (the "Adjusted Total Purchase Price"). The Company represents and acknowledges that the purchase price for the Adjusted Purchased Shares was paid on the original Closing Date of the Transactions and the shares representing such Adjusted Purchased Shares were originally included in stock certificates (the "Original Certificates") dated on or about August 24, 2004, each of which was issued for a number of shares in excess of the Adjusted Purchased Shares for the relevant Buyer.

      (b) (i) Each Buyer agrees to lend to the Company an amount (the "Loan Amount") equal to 20% of the Purchase Price specified on the Buyer's signature page to the Original Securities Purchase Agreement. The aggregate Loan Amount of all Buyers is US$500,000 (the "Total Loan Amount").

            (ii) The obligation to repay the loan of the relevant Loan Amount from the Buyer shall be evidenced by the Company's issuance of one or more Convertible Debentures to the Buyer in such principal amount (the Convertible Debentures issued to the Buyer, the "Debentures"). Each Debenture (i) shall provide for a conversion price (the "Conversion Price"), which shall initially be equal to US$0.23 (the "Fixed Conversion Price"), which price may be adjusted from time to as provided in the Debenture or in the other Transaction Agreements, and (ii) shall have the terms and conditions of, and be substantially in the form attached hereto as, ANNEX A-2. The loan to be made by the Buyer and the issuance of the Debentures to the Buyer are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Debentures.

            (iii) The funds for the Total Loan Amount are currently held as part of the Reserved Escrow Funds by the Agent under the terms of the Pledge Agreement. Such funds will be released as provided below in this Amendment.

            (iv) The shares of Common Stock issuable on conversion of the Debentures are referred to as "Conversion Shares." The term "Issue Date Conversion Shares" means the number of shares of Common Stock equal to (x) the Loan Amount for the relevant Buyer, divided by (y) the Conversion Price in effect on the original date of issuance of the relevant Debenture.

      (c) The aggregate amount of the Adjusted Purchase Price and the Loan Amount for each Buyer is equal to the original Purchase Price for such Buyer. The aggregate of the Adjusted Total Purchase Price and the Total Loan Amount shall be US$2,500,000. Except as otherwise specified in this Amendment, all references in the Transaction Agreements to the Buyer's Purchase Price or the Total Purchase Price shall be deemed to refer to the respective amounts referred in the preceding sentences of this subparagraph (c).

      (d) In some contexts in the Transaction Agreements,

            (i) the term "Purchased Shares" shall be deemed to refer to the Adjusted Purchased Shares and the Debentures;

            (ii) the term "Securities" shall be deemed to refer to the Adjusted Purchased Shares, the Debentures, the Conversion Shares, the Warrants, the Warrant Shares, and, if relevant, the Option Shares;

            (iii) the term "Shares" shall be deemed to refer to the shares of Common Stock representing any or all of the Purchased Shares, the Conversion Shares, the Warrant Shares and the Option Shares.

      (e) The Warrants issued to each Buyer remain unchanged by the terms of this Amendment.

      (f) The term "Transaction Agreements" is amended to include, (i) all other items previously included in such definition, each as amended hereby, (ii) this Amendment, (iii) the Debentures and (iv) all ancillary documents referred to in those agreements and documents. Each of the Transaction Agreements is deemed to refer to the original of such agreement or document, as the same may be amended by this Amendment.

      (g) Additional specific amendments to one or more of the Transaction Agreements are referred to below and in ANNEX A-1 attached hereto, the terms of which are incorporated herein by reference.

      (h) All terms defined in this Amendment or in any document or instrument contemplated by this Agreement are deemed incorporated by reference to each relevant Transaction Agreement, as amended hereby.

      (i) Each Buyer's execution and delivery of this Amendment shall constitute such Buyer's consent and direction, as may be relevant, for the Escrow Agent or the Agent to take action consistent with the purposes and intent of this Amendment.

      3. The closing of the transactions contemplated by this Amendment (the "Amendment Closing") shall take place at the offices of the Escrow Agent no later than five (5) Trading Days after the Escrow Agent has received executed copies of this Amendment from all of the Buyers. The date on which the Amendment Closing occurs is referred to as the "Amendment Closing Date." On the Amendment Closing Date:

      (a) The Company will execute and deliver to the Escrow Agent the Debenture for each Buyer;

      (b) The Company will deliver to the Escrow Agent one or more duly and validly issued stock certificates representing the Adjusted Purchased Shares for each Buyer; and

      (c) The Escrow Agent shall return the Original Certificates to the Company (acting through Company Counsel, as defined in the Registration Rights Agreement).

      4. Effective upon Amendment Closing, the parties have agreed to the release or certain items of the Collateral (as defined in the Pledge Agreement) and the distribution of the Reserved Escrow Funds (as defined in the Joint Escrow Instructions) under the terms of the Joint Escrow Instructions, Annex V and the Pledge Agreement as provided below in this Section 4. Such provisions shall apply notwithstanding anything to the contrary in any of the other Transaction Agreements, provided that the Amendment Closing has occurred. Capitalized terms used in this Section 4 and not otherwise defined herein shall have the meanings ascribed to them in the Joint Escrow Instruction or the Pledge Agreement, as the context may require.

      (a) Each Secured Party hereby (i) releases the Guarantor from its obligations under the Guarantee and the Pledge Agreement and (ii) releases such Secured Party's security interest in the Pledged Shares under the Pledge Agreement. In furtherance of the foregoing, the Security Agent is authorized to return the Pledged Shares to the Pledgor by delivering them to Marc Ross, Esq. of Company Counsel.

      (b) The Reserved Escrow Funds is $529,500, of which the Total Purchase Price Reserve is $500,000. Each Secured Party hereby releases its security interest in the Reserved Escrow Funds in excess of the Total Purchase Price Reserve. Such excess, totaling $29,500, shall be returned to the Escrow Agent to be held under the terms of the Joint Escrow Instructions and distributed in accordance with the provisions of Sections 1(d)(II), (III)(i), (IV) and (V) thereof.

      (c) The Total Purchase Price Reserve will be released as follows:

            (i) upon receipt of proof (as that term is used in the Joint Escrow Instructions) of the filing of the Registration Statement (in form contemplated by the Registration Rights Agreement, as amended by this Amendment) within ten (10) Trading Days of the Amendment Date,
            (x) the Secured Parties' security interest in the Total Purchase Price Reserve will be released, (y) the Total Purchase Price Reserve will be returned to the Escrow Agent to be held under the terms of the Joint Escrow Instructions, and (z) the Escrow Agent will as promptly as possible thereafter (1) release to or upon the order of the Escrow Agent, the amount of $10,000, as the legal and escrow fee relating to this Amendment, and (2) release the balance of the Total Purchase Price Reserve in accordance with the provisions of clauses
            (ii) and (iv) of Section 1(d)(III) of the Joint Escrow Instructions;1 or

            (ii) if receipt of proof of the filing of the Registration Statement Registration Statement (in form contemplated by the Registration Rights Agreement, as amended by this Amendment) within ten (10) Trading Days of the Amendment Date is not received, the Security Agent will (1) release to or upon the order of the Escrow Agent, out of the Total Purchase Price Reserve, the amount of $10,000, as the legal and escrow fee relating to this Amendment, and (2) release to each Buyer, such Buyer's Allocable Share of the balance of the Total Purchase Price Reserve, which will be applied as follows: (1) first, to the accrued Periodic Amounts contemplated by Section 2(b) of the Registration Rights Agreement (determined without regard to the any amendments thereto which are conditioned on the timely of the Registration Statement as provided in Annex A-1 hereto) through the date of such release, and (2) the balance in reduction of the principal of the Buyer's Debenture.2

      5. Each Buyer represents and warrants to the Company with respect to the Debentures and the transactions contemplated by this Amendment as follows: Each of the representations Each of the representations in Section 3 of the Original Securities Purchase Agreement is hereby restated as if set forth herein in full; provided, however, that any defined terms used in such representations shall be deemed to refer to such term as amended by this Amendment.

--------

1No amounts are released pursuant to clauses (i) or (iii) of this Section.

2The Debenture shall remaining outstanding and enforceable in accordance with its terms with respect to the reduced principal balance thereof.

      6. The Company represents and warrants to each Buyer with respect to the Debentures and the transactions contemplated by this Amendment as of the Amendment Closing Date , as follows:

      (a) Each of the representations in Section 3 of the Original Securities Purchase Agreement is hereby restated as if set forth herein in full (but without regard to any exceptions included in Annex V to the Original Securities Purchase Agreement), except as otherwise provided in ANNEX A-4 attached hereto; provided, however, that any defined terms used in such representations shall be deemed to refer to such term as amended by this Amendment. In furtherance of the foregoing, it is expressly understood by the Company that such representations shall apply to the Debentures and the Conversions Shares.

      (b) As of the Amendment Closing Date, the Shares shall have been duly authorized by all necessary corporate action on the part of the Company, and, when issued on or before the Amendment Closing Date or upon conversion of the Debentures or exercise of the Warrants or pursuant to other relevant provisions of the Transaction Agreements, in each case in accordance with their respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the Holder thereof to personal liability by reason of being such Holder.

      (c) The number of shares issuable upon conversion of the Debentures, or upon exercise of the Warrants or pursuant to the other terms of the Transaction Agreements may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities sold pursuant to the Original Securities Purchase Agreement and pursuant to this Amendment and recognize that they have such a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Debentures, the Warrant Shares upon exercise of the Warrants, the Additional Shares as provided in the Original Securities Purchase Agreement or the Payment Shares as provided in the Registration Rights Agreement, each as amended by this Amendment, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor such obligations, including honoring every Notice of Conversion (as contemplated by the Debentures), every Notice of Exercise (as contemplated by the Warrants), every demand for Additional Shares (as contemplated by the Securities Purchase Agreement), every demand for Payment Shares (as contemplated by the Registration Rights Agreement), unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

      (d) The Company confirms that all statements of the Company contained herein shall survive acceptance of this Amendment by the Buyer. The Company agrees that, if any events occur or circumstances exist prior to the Amendment Closing Date which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer and the Escrow Agent in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

      7. The Buyer understands that, in addition to the actions referred to in
Section 3 hereof, the Company's obligation to consummate the Amendment Closing on the Amendment Closing Date is conditioned upon:

            (a) The execution and delivery of this Agreement by all of the Buyers on or before the Amendment Closing Date;

            (b) On such Amendment Closing Date, each of the Transaction Agreements executed by the Buyer on or before such date shall be in full force and effect and the Buyer shall not be in default thereunder;

            (c) The accuracy on such Amendment Closing Date of the representations and warranties of the Buyer contained in this Amendment, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

            (d) There shall not be in effect any law, rule or regulation prohibiting or restricting the amendment transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

      8. The Company understands that, in addition to the actions referred to in
Section 3 hereof, the Buyer's obligation to consummate the Amendment Closing on the Amendment Closing Date is conditioned upon:

            (a) The execution and delivery of this Amendment and the other Transaction Agreements contemplated hereby by the Company on or before the Amendment Closing Date;

            (b) On such Amendment Closing Date, each of the Transaction Agreements executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder;

            (c) The accuracy in all material respects on such Amendment Closing Date of the representations and warranties of the Company contained in this Amendment, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

            (d) On such Amendment Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Amendment Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in ANNEX A-3 attached hereto;

            (e) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

            (f) From and after the date hereof to and including the Amendment Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; and (iii) no minimum prices shall have been established for securities traded on the Principal Trading Market.

      9. The provisions of Sections 8 through 14 of the Original Securities Purchase Agreement are incorporated herein by reference and apply to the execution of this Amendment.

      10. Except to the extent expressly contemplated hereby or necessary to give effect to the amendments contemplated hereby, all other terms and conditions of each of the original Transaction Agreements remains in full force and effect.


                   [Balance of page intentionally left blank]

      IN WITNESS WHEREOF, each Buyer and the Company has caused this Amendment to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

LENDERS

[List]

COMPANY

SATELLITE ENTERPRISES CORP.

By: _______________________________

Name and Title: ___________________

The terms of the above Amendment are acknowledged by the following parties:

PLEDGOR:

MEDIA FINANCE EN SUISSE HOLDINGS GMBH

By: _______________________________

Name and Title: ___________________

ESCROW AGENT:

KRIEGER & PRAGER LLP

By:

SECURITY AGENT:

KRIEGER & PRAGER LLP

By:

                                                                       ANNEX A-1
                                                                              TO
                                                             AMENDMENT AGREEMENT

                          SPECIFIC AMENDMENT PROVISIONS

                          SECURITIES PURCHASE AGREEMENT

SECTION 4(G)

      (a) The term "Final Lock Up Date" is amended to mean the later of (i) the earlier of the Proceeds Date or the Trading Threshold Date or (ii) the Scheduled Date (as such terms are defined below).

      (b) The term "Proceeds Date" means, with respect to each Buyer without regard to any Other Buyer, the date when the Buyer has received, in the aggregate, proceeds from the sale of the Adjusted Purchased Shares3 equal to the Buyer's Allocable Share of US$1,500,000. The parties acknowledge that the achievement of a Proceeds Date for any Buyer does not affect the determination of whether an Other Buyer has achieved a Proceeds Date.

      (c) The term "Trading Threshold Date" means the Trading Day on which each and all (and not less than all) of the following conditions is true:

            (i) the Closing Price for each Trading Day during the Half Year Period (as defined below) is US$0.40 or more; and

            (ii) the aggregate trading volume during the same Half Year Period is at least 65 million shares.

      (d) The term "Half Year Period" means, as of any Trading Day, the preceding six (6) month period; provided, however, that (i) the first day of any Half Year Period shall not commence prior to the Effective Date and (ii) such period shall not include the Trading Days, if any, during which sale of Registrable Securities was suspended such period.

      (e) The term "Scheduled Date" means the date which is 18 months after the Effective Date, but not counting for such purposes the days, if any, during which sale of Registrable Securities was suspended after the Effective Date.

      (f) The following references in Section 4(g) are amended as provided below:

            (i) "Securities" or "Purchased Securities" shall be deemed to refer to the Purchased Shares (as defined in this Amendment);

-----------------
3 To the exclusion of any other shares, including, but not limited to, Warrant Shares, Conversion Shares, Option Shares or Payment Shares

            (ii) "Per Share Purchase Price"4 shall be deemed to refer to the Per Share Purchase Price and to the Conversion Price, each as then in effect after taking into account any prior adjustments, or to either of them, as the case may be;

            (ii) Clause (i)(B)(1) shall be amended to read as follows:

            "(1) the Per Share Purchase Price shall be adjusted to an amount (the "Adjusted Per Share Purchase Price") equal to the lower of (x) the lowest fixed purchase price of any shares of the New Common Stock contemplated in the New Transaction or (y) the lowest conversion price which would be applicable under the terms of the New Transaction; and the Conversion Price for the Unconverted Debentures (as defined in the Debentures) shall be adjusted to an amount (the "Adjusted Conversion Price") equal to the Adjusted Per Share Purchase Price;"

            (iii) In Clause (i)(C), references to (X) "Purchase Price" in clause
            (x) shall refer to the Adjusted Purchase Price and (Y) "Purchased Shares" shall refer to the Adjusted Purchased Shares5.

SECTION 4(H)

      (a) The term "Purchased Shares" means the Adjusted Purchased Shares and the Issue Date Conversion Shares.

SECTION 4(I)

      (a) This section is amended in its entirety to read as follows:

            I. AVAILABLE SHARES. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, a number of shares (the "Minimum Available Shares") at least equal to (x) one hundred twenty percent (120%) of (1) the number of shares issuable upon the conversion of all Unconverted Debentures then held by all Holders (whether or not such Debentures were originally issued to the Holder, the Buyer or any other party) plus (2) the numbers or shares issuable upon the exercise of all outstanding Warrants then held by all Holders (in each case, whether such Warrants were originally issued to the Holder, the Buyer or to any other party) and (y) one hundred percent (100%) of the Option Shares. For the purposes of such calculations, the Company should assume that all Debentures and Warrants were then issued and exercisable, in each case without regard to any restrictions which might limit any Holder's right to convert any of the Debentures or to exercise any of the Warrants held by any Holder.

-----------

4 In some places this phrase was incorrectly typed as "Purchase Price Per Share". In all such cases it should read "Per Share Purchase Price"

5 See fn 1 above.

                          REGISTRATION RIGHTS AGREEMENT

SECTION 1

      The following terms are amended in their entirety or added in their entirety to this Section:

      "Held Shares Value" means the sum of

      (x) with respect to the Purchased Shares, the amount equal to (i) the number shares of Adjusted Purchased Shares still held by the Holder, multiplied by (ii) the Per Share Purchase Price and

      (y) with respect to the Debentures, the sum of (I) the principal amount of the Unconverted Debentures, plus (II) for shares of Common Stock acquired by the Investor upon a conversion of the Debentures within the thirty (30) days preceding the Restricted Sale Date, but not yet sold by the Investor, the principal amount of the Debentures converted into such Conversion Shares; provided, however, that if the Investor effected more than one such conversion during such thirty (30) day period and sold less than all of such shares, the sold shares shall be deemed to be derived first from the conversions in the sequence of such conversions (that is, for example, until the number of shares from the first of such conversions have been sold, all shares shall be deemed to be from the first conversion; thereafter, from the second conversion until all such shares are sold).

      "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Purchased Shares, Debentures, Conversion Shares, Warrants or Warrant Shares.

      "Purchase Price" or "Purchase Price for all Purchased Shares" means the sum of the Purchase Price for all Adjusted Purchased Shares plus the principal amount of the Debentures.

      "Required Filing Date" means the Required Filing Date or, if the amendment to the first sentence of Section 2(a)(i) referred to in the Amendment is applicable, the Adjusted Required Filing Date.

      "Registrable Securities" means, collectively, the Purchased Shares, the Conversion Shares, the Warrant Shares, the Additional Shares, the Payment Shares and, to the extent purchased prior to the filing of the Registration Statement, the Option Shares.

SECTION 2(A)(I)

      (a) Subject to the conditions referred to below, the first sentence shall be amended to read as follows:

      "The Company shall cause Company Counsel to prepare and file with the SEC, no later than seven (7) Trading Days after the Amendment Date (the "Adjusted Required Filing Date"), a Registration Statement registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors to sell the Registrable Securities."

This amendment shall apply if, and only if, the Registration Statement, in form consistent with the provisions of the Registration Rights Agreement is filed with the SEC within ten (10) Trading Days after the Amendment Date; if otherwise, the amendment to this sentence shall not apply and its original terms shall apply.

      (b) The sentence beginning "The `Initial Number of Shares to Be Registered' is a number ..." is amended to read in its entirety as follows:

      The "Initial Number of Shares to Be Registered" is a number of shares of Common Stock which is at least equal to the sum of (x) one hundred fifty percent (150%) of the sum of (i) the number of Adjusted Purchased Shares,
      (ii) the number of shares into which the Debentures would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all Debentures had been issued, had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such issuance, eligibility or conversion had in fact occurred as of such date), plus (iii) the number of Warrant Shares covered by the Warrants (assuming for such purposes that all the Warrants had been issued, had been eligible to be exercised and had been exercised for the issuance of Warrant Shares in accordance with their terms, whether or not such issuance, eligibility or exercise had in fact occurred as of such date) and (y) one hundred percent (100%) of the number of Option Shares, if any, purchased prior the initial filing of the Registration Statement.

SECTION 2(A)(II)

      Subject to the conditions referred to below, the section shall be amended to read in its entirety as follows:

                  "(ii) The Company and Company Counsel will use their
            reasonable best efforts to cause such Registration Statement to be declared effective on a date (the "Initial Required Effective Date") which is no later than the earlier of (Y) five (5) days after oral or written notice by the SEC that it may be declared effective or
            (Z) sixty (120) days after the Adjusted Required Filing Date."

This amendment shall apply if, and only if, the amendment to the first sentence of Section 2(a)(i) referred to above is effective; if otherwise, the amendment to this section shall not apply and its original terms shall apply.

SECTION 2(A)(III)(X)

      The sentence beginning "The `Increased Number of Shares to Be Registered"' is a number ..." is amended to read in its entirety as follows:

      The "Increased Number of Shares to Be Registered" is a number of shares of Common Stock which is at least equal to the sum of (I) one hundred fifty percent (150%) of the sum of (A) the Adjusted Purchased Shares and Additional Shares, if any, previously issued or currently issuable, (B) the sum of the number of Conversion Shares previously issued plus the number of shares into which the Unconverted Debentures would be convertible at such time (assuming for such purposes that all Debentures had been issued, had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such issuance, eligibility or conversion had in fact occurred as of such date), plus (C) the adjusted number of shares issued or still issuable upon exercise of the Warrants (assuming for such purposes that all the Warrants, including the Additional Warrants, had been issued, had been eligible to be exercised and had been exercised for the issuance of Warrant Shares in accordance with their terms, whether or not such issuance, eligibility or exercise had in fact occurred as of such date), plus (II) one hundred percent (100%) of the sum of (A) the number of Payment Shares, if any, previously issued or currently issuable, and (B) the number of Option Shares, if any, purchased prior the initial filing of the Registration Statement

SECTION 2(B)(V)(A)

      The section shall be amended to read in its entirety as follows:

            "(A) at the option of the Company, exercisable in its discretion on the date the Periodic Amount is due; provided, however, that the Company may exercise this discretion if, but only if, the Effective Date is within thirty (30) days after the Adjusted Initial Effective Date and the Registration Statement covering the Payment Shares is then effective1; or

      ***

      [fn]1 If the Investor requests payment of any accrued Periodic Amount on any date which is earlier than thirty (30) days after the Adjusted Initial Effective Date but prior to the Effective Date, and if, prior to the payment thereof, the Investor does not elect to have such payment made in shares as provided in clause (B) of this paragraph, the Company shall either pay such amount to the Investor or deposit such amount in escrow with the Company Counsel with a statement that it will issue shares to the Investor pursuant to this clause (A) if the conditions provided herein are met. If such amount is paid in escrow, it shall be held until such date or the earlier issuance of shares pursuant to such election in accordance with such terms. If the shares are not issued or issuable by such date, the Company Counsel shall release the funds to the Investor. If the shares are duly issued to the Investor, as confirmed by the Investor, the funds held in escrow may be released to the Company.


SECTION 2(B)(IX)

      This section is deleted in its entirety.

                                                                       ANNEX A-2
                                                                              TO
                                                             AMENDMENT AGREEMENT


                                FORM OF DEBENTURE

                                [TO BE PROVIDED]

                                                                       ANNEX A-3
                                                                              TO
                                                             AMENDMENT AGREEMENT


                            FORM OF COUNSEL'S OPINION

                                [TO BE PROVIDED]

                                                                       ANNEX A-4
                                                                              TO
                                                             AMENDMENT AGREEMENT


[Subject to modification by Company]


                          EXCEPTIONS TO REPRESENTATIONS

                                      NONE